Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 11 – Income Taxes

The following is a summary of income before taxes and noncontrolling interest for domestic and foreign operations (thousands of dollars):

Year ended December 31,	2014	2013	2012
U.S.	$221,471	$222,815	$207,915
Foreign	(1,950)	—	—

Total income before income taxes	$219,521	$222,815	$207,915

Income tax expense (benefit) consists of the following (thousands of dollars):

Year Ended December 31,	2014	2013	2012
Current:
Federal	$1,739	$3,549	$2,296
State	5,073	5,107	5,744
Foreign	2,193	—	—

	9,005	8,656	8,040

Deferred:
Federal	71,439	67,414	65,551
State	614	1,872	1,685
Foreign	(2,685)	—	—

	69,368	69,286	67,236

Total income tax expense	$78,373	$77,942	$75,276

Deferred income tax expense (benefit) consists of the following significant components (thousands of dollars):

Year Ended December 31,	2014	2013	2012
Deferred federal and state:
Property-related items	$52,814	$62,737	$64,249
Purchased gas cost adjustments	15,049	16,189	1,755
Employee benefits	109	(2,769)	564
All other deferred	2,257	(6,010)	1,529

Total deferred federal and state	70,229	70,147	68,097
Deferred ITC, net	(861)	(861)	(861)

Total deferred income tax expense	$69,368	$69,286	$67,236

A reconciliation of the U.S. federal statutory rate to the consolidated effective tax rate for 2012, 2013, and 2014 (and the sources of these differences and the effect of each) are summarized as follows:

Year Ended December 31,	2014	2013	2012
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Net state taxes	1.9	2.4	2.6
Property-related items	0.1	0.1	0.2
Tax credits	(0.5)	(0.4)	(0.4)
Company owned life insurance	(1.0)	(2.1)	(1.3)
All other differences	0.2	—	0.1

Consolidated effective income tax rate	35.7%	35.0%	36.2%

Deferred tax assets and liabilities consist of the following (thousands of dollars):

December 31,	2014	2013
Deferred tax assets:
Deferred income taxes for future amortization of ITC	$2,146	$2,679
Employee benefits	31,557	25,591
Alternative minimum tax credit	20,172	19,739
Net operating losses and credits	9,719	15,113
Interest rate swap	8,622	9,893
Other	25,872	22,334
Valuation allowance	(253)	(200)

	97,835	95,149

Deferred tax liabilities:
Property-related items, including accelerated depreciation	736,810	694,024
Regulatory balancing accounts	33,736	18,688
Property-related items previously flowed through	28	836
Unamortized ITC	3,410	4,271
Debt-related costs	5,066	4,713
Intangibles	12,792	—
Other	27,572	15,898

	819,414	738,430

Net deferred tax liabilities	721,579	643,281

Current	(2,109)	(31,130)
Noncurrent	723,688	674,411

Net deferred tax liabilities	$721,579	$643,281

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, various states, and in Canada. The Company is currently under examination in Canada for years 2011 and 2012. With few exceptions, the Company is no longer subject to United States federal, state and local, or Canadian income tax examinations for years before 2010.

At December 31, 2014, the Company has a U.S. federal net operating loss carryforward of $28 million which expires in 2031. The Company also has federal general business credits of $711,000, which begin to expire in 2031. The Company also has U.S. federal net capital loss carryforwards of $494,000, which begin to expire in 2016. At December 31, 2014, the Company has an income tax net operating loss carryforward related to Canadian operations of $1.1 million which expires in 2034.

As of December 31, 2014, the Company sustained losses in its foreign jurisdiction and therefore has no undistributed foreign earnings. However, the Company intends to permanently reinvest any future foreign earnings in Canada.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (thousands of dollars):

	2014	2013
Unrecognized tax benefits at beginning of year	$—	$—
Gross increases-tax positions in prior period	305	—
Gross decreases-tax positions in prior period	—	—
Gross increases-current period tax positions	—	—
Gross decreases-current period tax positions	—	—
Settlements	—	—
Lapse in statute of limitations	—	—

Unrecognized tax benefits at end of year	$305	$—

In assessing whether uncertain tax positions should be recognized in its financial statements, Southwest first determines whether it is more-likely-than-not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, Southwest presumes that the position will be examined by the appropriate taxing authority that would have full knowledge of all relevant information. For tax positions that meet the more-likely-than-not recognition threshold, Southwest measures the amount of benefit recognized in the financial statements at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Southwest recognizes unrecognized tax benefits in the first financial reporting period in which information becomes available indicating that such benefits will more-likely-than-not be realized. For each reporting period, management applies a consistent methodology to measure unrecognized tax benefits, and all unrecognized tax benefits are reviewed periodically and adjusted as circumstances warrant. Southwest’s measurement of its unrecognized tax benefits is based on management’s assessment of all relevant information, including prior audit experience, the status of audits, conclusions of tax audits, lapsing of applicable statutes of limitations, identification of new issues, and any administrative guidance or developments

The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $0 at December 31, 2014. No significant increases or decreases in unrecognized tax benefit are expected within the next 12 months.

The Company recognizes interest expense and income and penalties related to income tax matters in income tax expense. Tax-related interest income included in income tax expense in the consolidated statements of income is shown in the table below (in thousands):

	2014	2013	2012
Tax-related interest income	$—	$—	$24

Final and Proposed Income Tax Regulations. In September 2013, the United States Department of the Treasury and the Internal Revenue Service (“IRS”) issued final and proposed regulations for the tax treatment of tangible property. The final regulations include standards for determining whether and when a taxpayer must capitalize costs incurred in acquiring, maintaining, or improving tangible property. The final regulations are generally effective for tax years beginning on or after January 1, 2014, and were eligible for adoption in earlier years under certain circumstances. Proposed regulations were also released that revise the rules for dispositions of tangible property and general asset accounts. The Company expects the IRS to issue natural gas industry guidance which will facilitate its analysis regarding the regulations’ impact on natural gas distribution networks. Based upon preliminary analysis of the final and proposed regulations, and in anticipation of specific guidance for the natural gas industry, the Company expects the regulations could result in a modest acceleration of tax deductibility and the deferral of tax payments.